EXECUTION VERSION

INCREMENTAL TERM LOAN B-2 AMENDMENT

INCREMENTAL TERM LOAN B-2 AMENDMENT, dated as of June 10, 2015 (this “Amendment”), among SBA SENIOR FINANCE II LLC (the “Borrower”), the INCREMENTAL TRANCHE B-2 TERM LENDERS (as defined below) and TORONTO DOMINION (TEXAS) LLC, as administrative agent (the “Administrative Agent”).  CITIGROUP GLOBAL MARKETS INC. is acting as exclusive lead arranger (the “Lead Arranger”), CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC, J.P. MORGAN SECURITIES LLC, TD SECURITIES (USA) LLC, WELLS FARGO SECURITIES, LLC, MIZUHO BANK, LTD. and DEUTSCHE BANK SECURITIES INC. are acting as bookrunners (the “Bookrunners”), BARCLAYS BANK PLC, J.P. MORGAN SECURITIES LLC, TD SECURITIES (USA) LLC, WELLS FARGO SECURITIES, LLC, MIZUHO BANK, LTD. and DEUTSCHE BANK SECURITIES INC. are acting as documentation agents, and CITIGROUP GLOBAL MARKETS INC. is acting as exclusive syndication agent, in connection with the Incremental Tranche B-2 Term Loans referred to below.

RECITALS:

WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of February 5, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (collectively, the “Lenders”) and the Administrative Agent.

WHEREAS, the Borrower has (a) delivered an Incremental Term Loan Notice to the Administrative Agent pursuant to Section 2.20(a) of the Credit Agreement requesting Incremental Term Loans in an aggregate principal amount of $500,000,000 (the “Incremental Tranche B-2 Term Loans”) and (b) requested that the Credit Agreement be amended as set forth herein pursuant to Section 2.20(c) of the Credit Agreement without additional consent or approval of the Lenders.

WHEREAS, each financial institution identified on the signature pages hereto as an “Incremental Tranche B-2 Term Lender” (each, an “Incremental Tranche B-2 Term Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the Incremental Tranche B-2 Term Loans and to become, if not already, a Lender for all purposes under the Credit Agreement.

The parties hereto therefore agree as follows:

SECTION 1.Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement, as amended hereby.

SECTION2.Incremental Tranche B-2 Term Loans.  (a) Subject to and upon the terms and conditions set forth herein, each Incremental Tranche B-2 Term Lender party hereto severally agrees to make, on the Incremental Tranche B-2 Facility Effective Date (as defined below), an Incremental Tranche B-2 Term Loan in U.S. dollars to the Borrower in an amount equal to the commitment amount set forth next to such Incremental Tranche B-2 Term Lender’s name in Schedule 1 hereto under the caption “Incremental Tranche B-2 Term Loan Commitments”.  The Incremental Tranche B-2 Term Loans shall rank pari passu in right of payment and of security with the Term Loans made prior to the date hereof and shall have the same terms thereof, except as expressly set forth herein or in the Credit Agreement.  Except as expressly set forth herein or in the Credit Agreement, the Incremental Tranche B-2 Term Loans shall be “Loans”, “Term Loans” and “Incremental Term Loans”, and the Incremental Tranche B-2 Term Lenders shall be “Lenders” and “Term Lenders”, for all purposes of the Credit Agreement and the other Loan Documents.  The Incremental Tranche B-2 Term Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Amendment, but once repaid or prepaid may not be reborrowed.

(b)Use of Proceeds.  The Incremental Tranche B-2 Term Loans shall be used to (i) refinance all or a portion of outstanding Revolving Credit Loans and (ii) pay certain fees and expenses incurred in connection with the foregoing, with any remaining proceeds being used for general corporate purposes, including distributions to SBA Senior Finance.

SECTION 3.Applicable Margin.  As used in the Credit Agreement, “Applicable Margin” shall, with respect to the Incremental Tranche B-2 Term Loans, be deemed to mean (a) 1.50% in the case of Base Rate Loans and (b) 2.50% in the case of Eurodollar Loans.

SECTION 4.Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as of the Incremental Tranche B-2 Facility Effective Date as set forth below.

(a)Amendments to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended as of the Incremental Tranche B-2 Facility Effective Date as follows:

(i)by adding the following definitions in appropriate alphabetical order:

“Incremental Term Loan B-2 Amendment”:    the Incremental Term Loan B-2 Amendment, dated the Incremental Tranche B-2 Facility Effective Date, among the Borrower, the Incremental Tranche B-2 Term Lenders and the Administrative Agent.

“Incremental Tranche B-2 Facility Effective Date”:    June 10, 2015.

“Incremental Tranche B-2 Term Lenders”:    the collective reference to each Lender that holds an Incremental Tranche B-2 Term Loan.

“Incremental Tranche B-2 Term Loans”:    as defined in the Incremental Term Loan B Amendment.

(ii)by amending the definition of “Base Rate” by replacing the last sentence thereof with the following sentence:

“Notwithstanding the foregoing, the Base Rate for (i) any Initial Term Loan will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum, (ii) any Incremental Tranche B Term Loan made on the

Incremental Tranche B Facility Effective Date will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum, (iii) any Incremental Tranche B-1 Term Loan made on the Second Amendment and Restatement Effective Date will be deemed to be 1.75% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 1.75% per annum and (iv) any Incremental Tranche B-2 Term Loan made on the Incremental Tranche B-2 Facility Effective Date will be deemed to be 1.75% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 1.75% per annum.”

(iii)by amending the definition of “Eurodollar Rate” by replacing the last sentence thereof with the following sentence:

“Notwithstanding the foregoing, the Eurodollar Rate for (i) any Initial Term Loan, with respect to any applicable Interest Period, will be deemed to be 1.00% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.00% per annum, (ii) any Incremental Tranche B Term Loan made on the Incremental Tranche B Facility Effective Date, with respect to any applicable Interest Period, will be deemed to be 1.00% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.00% per annum, (iii) any Incremental Tranche B-1 Term Loan made on the Second Amendment and Restatement Effective Date, with respect to any applicable Interest Period, will be deemed to be 0.75% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 0.75% per annum and (iv) any Incremental Tranche B-2 Term Loan made on the Incremental Tranche B-2 Facility Effective Date, with respect to any applicable Interest Period, will be deemed to be 0.75% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 0.75% per annum.”

(iv)by amending the definition of “Loan Documents” by inserting “, the Incremental Term Loan B-2 Amendment” immediately after the words “the Sixth Amendment” in the definition thereof.

(v)by amending and restating the definition of “Term Loan Maturity Date” in its entirety as follows:

“Term Loan Maturity Date”:    (a) with respect to the Term Loans (other than the Incremental Term Loans), June 30, 2018, (b) with respect to the Incremental Tranche A Term Loans, May 9, 2017, (c) with respect to the Incremental Tranche B Term Loans, September 28, 2019, (d) with respect to the Incremental Tranche B-1 Term Loans, March 24, 2021 and (e) with respect to the Incremental Tranche B-2 Term Loans, June 10, 2022.

(vi)by amending and restating the definition of “Term Percentage” in its entirety as follows:

“Term Percentage”:  as to (i) any Initial Term Lender at any time, the percentage which the aggregate unpaid principal amount of such Lender’s Initial Term Loans then outstanding constitutes of the aggregate unpaid principal amount of the Initial Term Loans then outstanding, (ii) any Incremental Tranche A Term Lender at any time, the percentage which the aggregate unpaid principal amount of such Lender’s Incremental Tranche A Term Loans then outstanding constitutes of the aggregate unpaid principal amount of Incremental Tranche A Term Loans then outstanding, (iii) any Incremental Tranche B Term Lender at any time, the percentage which the aggregate unpaid principal amount of such Lender’s Incremental Tranche B Term Loans then outstanding constitutes of the aggregate unpaid principal amount of Incremental Tranche B Term Loans then outstanding, (iv) any Incremental Tranche B-1 Term Lender at any time, the percentage which the aggregate unpaid principal amount of such Lender’s Incremental Tranche B-1 Term Loans then outstanding constitutes of the aggregate unpaid principal amount of Incremental Tranche B-1 Term Loans then outstanding and (v) any Incremental Tranche B-2 Term Lender at any time, the percentage which the aggregate unpaid principal amount of such Lender’s Incremental Tranche B-2 Term Loans then outstanding constitutes of the aggregate unpaid principal amount of Incremental Tranche B-2 Term Loans then outstanding.

(b)Amendment to Section 2.3 (Repayment of Loans; Evidence of Debt).  Section 2.3(a)(i) of the Credit Agreement is hereby amended as of the Incremental Tranche B-2 Facility Effective Date by adding the following new clause (E)  immediately prior to the last sentence thereof:

“(E)The Incremental Tranche B-2 Term Loans of each Incremental Tranche B-2 Term Lender shall be repayable on the last day of each March, June, September and December (commencing in September 2015) in an amount equal to the product of (x) such Incremental Tranche B-2 Term Lender’s applicable Term Percentage multiplied by (y) an amount equal to 0.250% of the aggregate principal amount of the Incremental Tranche B-2 Term Loans on the Incremental Tranche B-2 Facility Effective Date.”

(c)Amendments to Section 2.6 (Optional Prepayments).  Section 2.6 of the Credit Agreement is hereby amended as of the Incremental Tranche B-2 Facility Effective Date as follows:

(i)by deleting the parenthetical phrase in the first sentence of paragraph (a) thereof in its entirety and replacing it with the following:

“(except in the case of Term Loans as otherwise provided in paragraphs (b), (c), (d) and (f) below)”

(ii)by adding the following new paragraph (f) at the end thereof:

“(f)  Any (i) optional prepayment of the Incremental Tranche B-2 Term Loans using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent incurrence of syndicated term loans for which the interest rate payable thereon on the date of such prepayment is lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin with respect to such Incremental Tranche B-2 Term Loans on the date of such prepayment with the primary purpose of refinancing Incremental Tranche B-2 Term Loans at a lower interest rate or (ii) repricing of the Incremental Tranche B-2 Term Loans pursuant to an amendment to this Agreement resulting in the interest rate payable thereon on the date of such amendment being lower than the Eurodollar Rate on the date immediately prior to such amendment plus the Applicable Margin with respect to the Incremental Tranche B-2 Term Loans on the date immediately prior to such amendment, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment (or, in the case of clause (ii) above, of the aggregate amount of Incremental Tranche B-2 Term Loans outstanding immediately prior to such amendment) if made on or prior to the six month anniversary of the Incremental Tranche B-2 Facility Effective Date.”

(d)Amendment to Section 2.20 (Incremental Term Loans).  Section 2.20(b)(v) of the Credit Agreement is hereby amended as of the Incremental Tranche B-2 Facility Effective Date by “and” immediately before clause (C) thereof and including “,” in lieu thereof, and including the following as a new clause (D):

“(D) if the Incremental Term Margin exceeds the total yield for the Incremental Tranche B-2 Term Loans (including any upfront fees, any interest rate floors, and any OID, with upfront fees and OID being equated to interest rates as reasonably determined by the Administrative Agent based on an assumed four-year life to maturity, but excluding any arrangement, underwriting or similar fee paid by the Borrower) by more than 50 basis points, then the Applicable Margin for the Incremental Tranche B-2 Term Loans shall be increased to equal the Incremental Term Margin minus 50 basis points; provided that this clause (D) shall not apply to any Incremental Term Loans with a final maturity occurring more than 2 years after the Term Loan Maturity Date applicable to Incremental Tranche B-2 Term Loans.”

SECTION 5.Repayment of Incremental Tranche B-2 Term Loans.  The Borrower agrees to repay to the Administrative Agent, for the benefit of each Incremental Tranche B-2 Term Lender, the Incremental Tranche B-2 Term Loans in accordance with Section 2.3 of the Credit Agreement, as amended hereby.

SECTION 6.Representations and Warranties; No Default.  The Borrower hereby certifies that, immediately before and after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if qualified by materiality) on and as of such date as if made on and as of such date (except for such representations and warranties expressly stated to be made as of a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

SECTION 7.Conditions to Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Incremental Tranche B-2 Facility Effective Date”):

(a)receipt by the Administrative Agent of executed signature pages to this Amendment from the Borrower, the other Loan Parties party to the Guarantee and Collateral Agreement (the Borrower and such Loan Parties, collectively, the “Reaffirming Parties”) and each Incremental Tranche B-2 Term Lender;

(b)receipt by the Administrative Agent of a customary closing certificate, substantially in the form attached to the Credit Agreement as Exhibit C thereto;

(c)(i) the accuracy in all material respects (and in all respects if qualified by materiality) of the representations and warranties of each Loan Party set forth in the Loan Documents (except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be true and correct on and as of such earlier date) and (ii) there being no Default or Event of Default in existence at the time of, or after giving effect to, this Amendment;

(d)the payment of all fees and out of pocket expenses due to the Administrative Agent, the Lead Arranger, the Bookrunners and the Lenders or the receipt by the Administrative Agent of authorization from the Borrower to deduct such fees and expenses from the proceeds of the initial fundings under the Incremental Tranche B-2 Term Loans;

(e)receipt by the Administrative Agent of the legal opinions of Greenberg Traurig, P.A. and Thomas P. Hunt, Esq., substantially in the forms attached hereto as Exhibit A-1 and Exhibit A-2, respectively;

(f)receipt by the Administrative Agent of a certificate from the chief financial officer from the Borrower (or other senior executive officer of the Borrower satisfactory to the Administrative Agent) in form and substance reasonably satisfactory to the Administrative Agent certifying as to the solvency of the Borrower and its Subsidiaries considered as a whole after giving effect to the Incremental Tranche B-2 Term Loans;

(g)compliance by the Borrower with the financial covenants contained in the Credit Agreement and receipt by the Administrative Agent of a certificate of a Responsible Officer in a form reasonably satisfactory to the Administrative Agent certifying that the Borrower shall be in compliance with the financial covenants in Section 7.1 of the Credit Agreement, in each case, on a pro forma basis after giving effect to the Incremental Tranche B-2 Term Loans;

(h)(i) receipt by the Administrative Agent of (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Parent and its subsidiaries, for the three most recently completed fiscal years ended at least 90 days before the Incremental Tranche B-2 Facility Effective Date and (b) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Parent and its subsidiaries, for each subsequent fiscal quarter ended at least 45 days before the Incremental Tranche B-2 Facility Effective Date; provided that filing of the required financial statements on form 10-K and form 10-Q by Parent will satisfy the foregoing requirements and (ii) there shall not have been any material adverse change in the consolidated financial condition of Parent, the Borrower and their subsidiaries from that reflected in such consolidated financial statements; and

(i)the Administrative Agent shall have received, at least 5 days prior to the Incremental Tranche B-2 Facility Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

SECTION 8.Acknowledgment of Incremental Tranche B-2 Term Lenders.  Each Incremental Tranche B-2 Term Lender expressly acknowledges that neither the Administrative Agent, the Lead Arranger, the Bookrunners nor any of their respective affiliates and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each an “Agent”) have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of any Loan Party or any affiliate of any Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Incremental Tranche B-2 Term Lender.  Each Incremental Tranche B-2 Term Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to provide its Incremental Tranche B-2 Term Loans hereunder and enter into this Amendment.  Each Incremental Tranche B-2 Term Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.  Each Incremental Tranche B-2 Term Lender hereby (a) confirms that it has received a copy of the Credit Agreement, each other Loan Document and such other documents and information as it deems appropriate to make its decision to enter into this Amendment, (b) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder with respect to its Incremental Tranche B-2 Term Loans and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (c) irrevocably designates and appoints the Agents as the agents of such Incremental Tranche B-2 Term Lender under the Credit Agreement and the other Loan Documents, and each Incremental Tranche B-2 Term Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (d) specifies as its lending office and address for notices the offices designated by it to the Administrative Agent prior to the date hereof.

SECTION 9.Effect on the Loan Documents; Miscellaneous.  Except as expressly provided herein or in the Credit Agreement, (a) the Incremental Tranche B-2 Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents that apply to “Loans”, “Term Loans” and “Incremental Term Loans” thereunder and (b) all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  This Amendment shall constitute an Incremental Term Loan Amendment and a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  Provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.

SECTION 10.Expenses.  The Borrower shall pay and reimburse the Administrative Agent and the Lead Arranger for all reasonable out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent in each applicable jurisdiction.

SECTION 11.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12.Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 13.Reaffirmation.  Each of the Reaffirming Parties hereby:

(a)consents to this Amendment and the transactions related thereto and hereby confirms its guarantees, pledges, grants of security interests, acknowledgments, obligations and consents under the Guarantee and Collateral Agreement and the other Security Documents and Loan Documents to which it is a party and agrees that notwithstanding the effectiveness of this Amendment and the consummation of the transactions related thereto, such guarantees, pledges, grants of security interests, acknowledgments, obligations and consents shall be, and continue to be, in full force and effect;

(b)ratifies the Security Documents and the other Loan Documents to which it is a party;

(c)confirms that all of the Liens and security interests created and arising under the Security Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as collateral security for the Obligations, in each case as existed prior to giving effect to this Amendment;

(d)agrees that each of the representations and warranties made by each Reaffirming Party in the Security Documents is true and correct as to it in all material respects on and as of the date hereof (unless any such representation or warranty expressly relates to a given date, in which case such representation or warranty was true and correct in all material respects as of such given date); and

(e)agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SBA SENIOR FINANCE II LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA COMMUNICATIONS CORPORATION By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA NETWORK SERVICES, LLC (F/K/A SBA NETWORK SERVICES, INC.) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA PUERTO RICO, LLC (F/K/A SBA PUERTO RICO, INC.) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA SENIOR FINANCE, LLC (F/K/A SBA SENIOR FINANCE, INC.) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

SBA SITE MANAGEMENT, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TELECOMMUNICATIONS, LLC (F/K/A SBA TELECOMMUNICATIONS, INC.) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS II LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS III LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS, LLC (F/K/A SBA TOWERS, INC.) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA LAND, LLC (F/K/A TCO LAND LLC) By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

SBA TRS HOLDCO, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA DAS, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA 2014 PR, INC. By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA HQ, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA MONARCH STEEL, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA STEEL LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

SBA TOWERS VIII, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
MEMPHIS TOWERS, LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
TV6 HOLDINGS LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
OFO LLC By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent By: /s/ Alice Mare Name: Alice Mare Title: Authorized Signatory

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

CITIBANK, N.A., as an Incremental Tranche B-2 Term Lender By: /s/ Monique Renta Name: Monique Renta Title: Director and Vice President

[Signature Page to Incremental Term Loan B-2 Amendment to SBA Senior Finance II Second A&R CRA]

SCHEDULE 1

Incremental Tranche B-2 Term Lender	Incremental Tranche B-2 Term Loan Commitments
Citibank, N.A.	$500,000,000.00